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                                                                    Exhibit 99.1

NOTE: The referenced officer, based on his knowledge, furnishes the following certification, pursuant to 18 U.S.C. Section 1350.


I, Joseph A. Pichler, Chairman and Chief Executive Officer of The Kroger Co. (the "Company"), do hereby certify in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Quarterly Report on Form 10-Q of the Company for the period ending August 17, 2002 (the "Periodic Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m or 78o(d)); and

     2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  September 30, 2002                (Joseph A. Pichler)
                                          -------------------
                                           Joseph A. Pichler
                                           Chairman and Chief Executive Officer

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NOTE: The referenced officer, based on his knowledge, furnishes the following certification, pursuant to 18 U.S.C. Section 1350.

I, J. Michael Schlotman, Group Vice President and Chief Financial Officer of The Kroger Co. (the "Company"), do hereby certify in accordance with 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Quarterly Report on Form 10-Q of the Company for the period ending August 17, 2002 (the "Periodic Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m or 78o(d)); and

     2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  September 30, 2002         (J. Michael Schlotman)
                                    -----------------------
                                    J. Michael Schlotman
                                    Group Vice President and Chief Financial
                                    Officer